UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2021

US FOODS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100

Rosemont, IL 60018

(Address of principal executive offices) (Zip code)

(847) 720-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Senior Notes due 2029

On February 4, 2021, US Foods, Inc. (the “Company”) completed its previously announced offering of $900,000,000 aggregate principal amount of its 4.750% Senior Notes due 2029 (the “Notes”). The Company used the net proceeds of its offering of the Notes, together with cash on hand, (i) to fund the redemption of all of its outstanding 5.875% senior unsecured notes due 2024, (ii) to repay all of its outstanding senior secured term loans maturing on April 24, 2025 and (iii) to pay related fees and expenses. The terms of the Notes are governed by an indenture dated as of February 4, 2021 (the “Indenture”), among the Company, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”).

The Notes bear interest at a rate of 4.750% per year payable semi-annually in arrears on February 15 and August 15 of each year, commencing on August 15, 2021. The Notes are unconditionally guaranteed on a senior unsecured basis by each of the Company’s existing and future wholly-owned domestic subsidiaries that provide guarantees under the Company’s senior secured term loan credit facilities.

At any time prior to February 15, 2024, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, as described in the Indenture. Beginning on February 15, 2024, the Company may redeem some or all of the Notes at any time, and from time to time, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, at any time and from time to time on or prior to February 15, 2024, the Company may choose to redeem up to 40.0% of the aggregate principal amount of the Notes outstanding with the proceeds of certain equity offerings at a redemption price equal to 104.750% of the principal amount plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date, so long as 50% of the original aggregate amount of the Notes remains outstanding immediately after such redemption.

If the Company experiences a Change of Control (as defined in the Indenture), the Company is required to offer to repurchase the Notes at 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to incur or guarantee additional indebtedness, pay dividends or make other restricted payments, make certain investments, incur restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make certain other payments, create or incur certain liens, sell assets and subsidiary stock, transfer all or substantially all of the Company’s assets or enter into merger or consolidation transactions, and enter into transactions with affiliates.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest, breach of other agreements in respect of the Notes, failure to pay certain other indebtedness, failure to pay certain final judgments, failure of certain guarantees to be enforceable and certain events of bankruptcy or insolvency.

The foregoing summary and description of the Indenture and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Forward-Looking Statements

Statements in this current report which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others, any declines in the consumption of food prepared away from home; the extent and duration of the negative impact of the COVID-19 pandemic on us; cost inflation/deflation and commodity volatility; competition; reliance on third-party suppliers and interruption of product supply or increases in product costs; risks related to our indebtedness, including our substantial amount of debt, our ability to incur substantially more debt, our potential inability to generate sufficient cash flows to service our debt and increases in our interest rates; restrictions and limitations placed on us by our agreements and instruments governing our debt; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain sales to the highest margin portions of our business; effective integration of acquired businesses; achievement of expected benefits from cost savings initiatives; increases in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs and continued access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; environmental, health and safety and other governmental regulations, including actions taken by national, state and local governments to contain the COVID-19 pandemic, such as travel restrictions or bans, social distancing requirements, and required closures of non-essential businesses; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruption of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events, including pandemics and the rapid spread of contagious illnesses; and risks associated with intellectual property, including potential infringement. For a detailed discussion of these risks, uncertainties and other factors, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2019, which was filed with the SEC on February 13, 2020, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 26, 2020, which was filed with the SEC on November 2, 2020. The forward-looking statements contained in this current report speak only as of the date of this current report. We undertake no obligation to update or revise any forward-looking statements, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated February 4, 2021, by and among US Foods, Inc., the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, as trustee.

104	Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: February 4, 2021	By:	/s/ Dirk J. Locascio
	Name:	Dirk J. Locascio
	Title:	Chief Financial Officer